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                                                                    Exhibit 23.1
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            CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 2000, with respect to the consolidated financial statements and schedule of PMC-Sierra, Inc., included in the Annual Report (Form 10-K) for the year ended December 26, 1999, as amended, filed with the Securities and Exchange Commission.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP


Vancouver, British Columbia, Canada
September 1, 2000